                                                                  EXHIBIT 10.21


                                                AMENDMENT NO. 13 dated as of
                                        January 31, 1996, to the DISTRIBUTION
                                        AND SERVICES AGREEMENT dated as of
                                        January 31, 1994, as amended through the date hereof (the "Agreement"), between VANSTAR CORPORATION, a Delaware corporation formerly known as
                                        ComputerLand Corporation (the "Seller"), and MERISEL FAB, INC., a Delaware corporation (the "Buyer").


     The Seller, the Buyer and Merisel, Inc., a Delaware corporation ("Merisel"), have entered into a letter of intent dated July 12, 1995 (the "Letter of Intent"), regarding their intent to amend the Agreement and to amend the Asset Purchase Agreement dated as of January 31, 1994, among the Seller, the Buyer and Merisel. This Amendment No. 13 constitutes the amendments to the Agreement contemplated by the Letter of Intent.

     NOW THEREFORE, for good and valuable consideration, the parties do hereby agree as follows:

     1. Capitalized Terms; Effectiveness of Amendments.  Capitalized terms used
        -----------------------------------------------
herein and not otherwise defined herein shall have the meanings set forth in the Agreement. Except as otherwise provided in this Amendment No. 13, all amendments and prior letters of agreement executed between the parties shall continue in effect through the end of the Winding Down Period or the earlier termination of the Agreement, except for the following amendments and letters of agreement which shall terminate commencing upon the effective date of this Amendment No. 13: Amendments Nos. 1, 2 and 7; letter of agreement dated March 31, 1995 entitled "Drop Ship Fee Reduction" and letter of agreement dated September 15, 1995 relating to Apple Computer distribution fees and rebates.

     2. Amendments to Section 1.1.
        --------------------------

        Effective as of April 1, 1995, the definition of "Base Percentage" set forth in Section 1.1 of the Agreement is amended to read in its entirety as follows:

          "Base Percentage" means [*].
           ---------------

        Effective as of April 1, 1995, the definition of "Baseline Revenue" set forth in Section 1.1 of the Agreement is amended to read in its entirety as follows:

          "Baseline Revenue" means [*] for each calendar month.  For the period
           ----------------
          prior to February 1, 1996, Baseline Revenue is subject to adjustment pursuant to


- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          Section 2.36 upon the occurrence of any Baseline Adjustment Event.

          (c) The definition of "Distribution Period" set forth in Section 1.1 of the Agreement is amended by substituting the phrase "the Scheduled Termination Date" for the date "January 31, 1996"; and Section 1.1 of the Agreement is amended by adding thereto in appropriate alphabetical order the following definition:

          "Scheduled Termination Date" means April 30, 1997.
           --------------------------

          (d) Effective as of April 1, 1995, the definition of "Excess Percentage" set forth in Section 1.1 of the Agreement is amended to read in its entirety as follows:

           "Excess Percentage" means [*].
            -----------------

          (e) The definition of "Extended Payment Termination Date" set forth in
Section 1.1 of the Agreement is amended to read in its entirety as follows:

          "Extended Payment Termination Date" means the first to occur
           ---------------------------------
          of (i) the termination of the Distribution Period and (ii) July 15, 1997.

          (f) Effective as of April 1, 1995, each of the definitions of "Adjusted Freight", "Adjusted Freight Percentage", "Adjusted Gross Margin", "Baseline Period", "Customer Freight Accruals", and "Total MDF Percentage" set forth in Section 1.1 of the Agreement is deleted in its entirety.

          (g) Section 1.1 of the Agreement is amended by adding thereto in appropriate alphabetical order the following definitions:

          "Basic Extended Payment Amount" means, for any date on or after
           -----------------------------
          January 31, 1996 set forth on Schedule 1.1-2A, the amount set forth in Column A opposite such date on such Schedule 1.1-2A; provided,
                                                               ---------
          however, that for any date on or after the date of termination of
          --------
          the Distribution Period, the Basic Extended Payment Amount shall be [*].

          "Additional Extended Payment Amount" means (i) for any date prior to
           ----------------------------------
          the Extended Payment Termination Date, the amount set forth in Column B opposite such date on Schedule 1.1-2A, and (ii) for any

- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as
    amended
          date on or after the Extended Payment Termination Date, [*].

          (h) Effective as of April 1, 1995, clause (ii) of the definition of "Material Default" set forth in Section 1.1 of the Agreement is amended to read in its entirety as follows:

          (ii) in the case of Buyer, the failure by Buyer to pay to Seller, when due in accordance with Section 2.5(a) or any other applicable Section hereof (including on any extended due date as provided in Section 2.34), the Buyer Purchase Price for any products shipped by Seller hereunder, or any other amount due to Seller under this Agreement not later than 2 p.m., California time, on the date of receipt (or on the immediately following Business Day if such date of receipt is not a Business Day) by Buyer of notice from Seller stating the amount past due (a "Payment Failure"), which Payment Failure continues uncured for a period of 20 consecutive days; provided,
                                                                   --------
    however, that if, subject to Section 2.5(d), Buyer in good faith disputes
    -------
    that it is obligated to pay all or any portion of any amount claimed by Seller hereunder, and Buyer has paid each amount not disputed in good faith to Seller not later than 2 p.m., California time, on the date of receipt (or on the immediately following Business Day if such date of receipt is not a Business Day) by Buyer of the notice referred to in this sentence applicable to such amount, and (if the aggregate of all amounts in dispute exceed $1,000,000) has paid all disputed amounts into escrow pursuant to Section
    2.26 not later than such time, then, pending resolution of such dispute pursuant to Article VIII hereof (whether pursuant to negotiation, mediation or litigation), the failure of Buyer to pay to Seller any amounts so disputed shall not constitute a Payment Failure for purposes of this definition. Seller shall not be permitted to give any notice referred to in this clause (ii) prior to the first Business Day following the date any such payment was due and any such notice received after 12 noon, California time, on any day shall be deemed to have been received on the immediately following day.


- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

          (i) The definition of "Monthly Distribution Fee" set forth in Section
1.1 of the Agreement is hereby amended by adding thereto the following proviso:

                    , provided that, for purposes of the foregoing, [*] shall not include [*]

          (j) The definition of "Winding Down Period" set forth in Section 1.1 of the Agreement is amended by replacing the reference to "Section 6.2(a)" with a reference to "Section 7.1".

          3. Amendment to Section 2.2. Clause (iii) of Section 2.2(e) of the
             -------------------------
Agreement is hereby amended to read in its entirety as follows:

          (iii) Buyer, in its sole discretion, overrides any such credit hold through the override function of CAMBAR.

          4. Amendment to Section 2.5. Section 2.5(c) of the Agreement is
             ------------------------
amended to read in its entirety as follows:

          (c) Anything contained herein to the contrary notwithstanding, Seller may suspend all sales to Buyer under this Agreement, and all shipments to Customers on Buyer's behalf hereunder, if Buyer fails to pay to Seller, when due (after taking into account any right of set off to which Buyer is then entitled under Section 5.7) in accordance with Section 2.5(a) or any other applicable Section hereof (including on any extended due date as provided in Section 2.34), the Buyer Purchase Price for any products shipped by Seller hereunder, or any other amount due to Seller under this Agreement, not later than 2 p.m., California time, on the first Business Day after the date of receipt (or on the immediately following Business Day if such date of receipt is not a Business Day) by Buyer of notice from Seller stating the amount past due; provided, however, that if, subject to
                                         --------- --------
     Section 2.5(d), Buyer in good faith disputes that it is obligated to pay all or any portion of any amount claimed by Seller hereunder, and Buyer has paid each amount not disputed in good faith to Seller not later than 2 p.m., California time, on the date of receipt (or on the immediately following Business Day if such date of receipt is not a Business Day) by Buyer of the notice referred to in this sentence applicable to such amount, and (if the aggregate of all amounts in dispute exceed $1,000,000) has paid all disputed amounts into escrow pursuant to Section 2.26 not later than such time, then, pending resolution of such dispute pursuant to Article VIII hereof (whether pursuant to negotiation, mediation or litigation), Seller shall not suspend any sales and/or

- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as
    amended
     shipments pursuant to this Section 2.5(c) by reason of Buyer's failure to pay such disputed amounts to Seller. Seller shall not be permitted to give any notice referred to in the preceding sentence prior to the first Business Day following the date any such payment was due, and any such notice received after 12 noon, California time, on any day shall be deemed to have been received on the immediately following day. During any period of such suspension of sales and shipments, the Performance Standards shall also be suspended. Without prejudice to the rights of Seller to suspend sales to Buyer and shipments to Customers as provided in this Section 2.5(c), any dispute regarding the obligation of Buyer to make any payment to Seller hereunder shall be submitted for resolution pursuant to Article VIII hereof; provided, however, that if the aggregate of all amounts in
                  --------- --------
     dispute is in excess of $1,000,000, the expedited procedures of Section 8.3 shall apply. Following any suspension of sales to Buyer and shipments to Customers for nonpayment as provided in this Section 2.5(c), Seller may, as a condition to resuming such sales and shipments, require that Buyer provide adequate assurance that future amounts due to Seller hereunder will be paid when due. Anything contained herein to the contrary notwithstanding, Seller may suspend all sales to Buyer under this Agreement, and all shipments to Customers on Buyer's behalf hereunder, if Buyer fails to pay to Seller (or, in the case of a good faith dispute, into escrow in accordance with the proviso to the first sentence of this Section 2.5(c)) by 2 p.m., California time, on the date due any amount in excess of [*] payable pursuant to Section 2.8(b).

     5. Amendment to Section 2.5(d). Section 2.5(d) of the Agreement is amended
        ---------------------------
by adding the following phrase immediately following the word "notwithstanding" contained in the first sentence of such Section 2.5(d) and immediately following the word "otherwise" contained in the second sentence of such Section 2.5(d):

     , except as permitted by Section 5.7,

     6. Amendment to Section 2.7(e). Section 2.7(e) of the Agreement is amended
        ---------------------------
by adding the following immediately following the first sentence of such
Section:

     Notwithstanding the above, Seller shall within 30 days of each month's end provide Buyer a monthly reconciliation of [*] and [*] showing any underpayment or overpayment by Buyer to Seller of [*] and [*]in that month. If Seller fails to provide that monthly reconciliation within 30 days of the month's end, then


- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

     Buyer shall not be obligated to pay Seller for any underpayment by Buyer for [*] and [*] in that month.

     7. Amendment to Section 2.8.  Clauses (iv) and (v) of Section 2.8(b)
        -------------------------
of the Agreement and the immediately following paragraph are amended to read in their entirety as follows:

          (iv) the Additional Receivable Amount outstanding at the beginning of such Business Day and the Maximum Extended Payment Amount (as defined in
     Section 2.34) for the immediately following Business Day; and

          (v) the amount of any wire transfer made by Buyer to Seller on such Business Day pursuant to Section 2.5(a) (to the extent that Buyer shall have given notice of such wire transfer pursuant to such Section 2.5(a)).

          Subject to the further provisions of this Section 2.8(a), (i) if the Daily Net Payment Amount is positive, then Buyer shall pay that amount to Seller by the following Business Day pursuant to Section 2.5(a), and (ii) if the Daily Net Payment Amount is negative, then Seller shall pay that amount to Buyer by the following Business Day by wire transfer of immediately available funds, in accordance with Section 2.12(c). Notwithstanding the immediately preceding sentence, (i) if the Additional Receivable Amount to be outstanding as of the end of the next Business Day is less than the Maximum Extended Payment Amount as of such next Business Day, then no payment pursuant to the preceding sentence shall be made by Buyer other than for the amount of the Daily Net Payment Amount that would otherwise cause the Additional Receivable Amount to exceed the Maximum Extended Payment Amount and (ii) if the Additional Receivable Amount to be outstanding as of the end of the next Business Day would otherwise exceed the Maximum Extended Payment Amount as of such next Business Day, then any payment otherwise to be made by Buyer on such next Business Day shall be increased, or any payment that would otherwise be made by Seller on such next Business Day shall be decreased, or a combination of the two, so that such excess does not occur. Seller shall provide Buyer, on a monthly basis, with a printed summary of all transactions completed hereunder, in a form reasonably acceptable to Buyer. Buyer shall reimburse Seller on a monthly basis for the postage costs of mailing printed invoices.

     8. Amendments to Section 2.10.
        ---------------------------


- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

          (a) Section 2.10(b) of the Agreement is amended by deleting clauses
(ii)(4), (ii)(8), (ii)(10) and (ii)(11) thereof and by replacing each such clauses with the following words immediately after the foregoing arabic numbers:
"[Intentionally Omitted.]"

          (b) Section 2.10(c) of the Agreement is amended to read in its entirety as follows:

          (c) On the Determination Date in each month, Seller shall calculate and certify to Buyer, substantially in the form of Schedule 2.10(d), the Monthly Distribution Fee for the preceding month.

          (d) Section 2.10(d) of the Agreement is deleted in its entirety and replaced with the following: "(d) [Intentionally Omitted.]".

          (e) Section 2.10(e)(i)(A) of the Agreement is amended to read in its entirety as follows:

               (A) the Monthly Distribution Fee

          (f) Clauses (ii)(A) and (ii)(B) of Section 2.10(e) of the Agreement are amended to read in their entirety as follows:

               (A) the Monthly Distribution Fee

               plus  (B) [*] [previous provision intentionally omitted]
               ----

          (g) The last sentence of Section 2.10(g) of the Agreement is deleted in its entirety.

     9. Amendment to Section 2.17.  Section 2.17(g) of the Agreement is hereby
        --------------------------
terminated in its entirety and replaced with the following: "(g) [Intentionally Omitted]"

     10. Amendment to Section 2.18.  Section 2.18(f) of the Agreement is hereby
         --------------------------
deleted in its entirety and replaced with the following: "(f) [Intentionally Omitted]"

     11. Amendment to Section 2.27.  Section 2.27(c) is amended by deleting the
         -------------------------
words "second anniversary of the Closing Date" and by replacing such words with the words "Scheduled Termination Date."

     12. Amendment to Section 2.34.  Section 2.34 of the Agreement is amended to
         --------------------------
read in its entirety as follows:

             2.34 Additional Receivable Amount.
                  -----------------------------

         (a) Anything contained herein to the

- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as
    amended
     contrary notwithstanding, on any date occurring on or after January 31, 1996, Buyer shall not be in default of its payment obligations to Seller under Section 2.8(b) if and to the extent that the aggregate principal amount of all Extended Payment Obligations (the "Additional Receivable Amount") does not exceed the sum, determined as of such date, of (i) the Basic Extended Payment Amount and (ii) the Additional Extended Payment Amount. Such sum shall be referred to herein as the "Maximum Extended Payment Amount". Anything contained herein to the contrary notwithstanding, if on any date on or after January 31, 1996 the Additional Receivable Amount would otherwise exceed the Maximum Extended Payment Amount, then Buyer shall pay to Seller the amount of such excess in immediately available funds on such date.

          (b) Buyer shall pay a financing fee to Seller on the amount from time to time by which (i) the Additional Receivable Amount exceeds (ii) the Basic Extended Payment Amount. Subject to the last sentence of this Section 2.34(b), such financing fee shall be payable at a variable rate per annum equal to the Prime Rate minus 2 percent per annum. Such financing fee shall be due and payable monthly in arrears pursuant to Section 2.10. Anything contained herein to the contrary notwithstanding, Buyer shall pay on demand a financing fee to Seller at the rate set forth in Section 2.5(b) on that portion of the Extended Payment Obligations that is not paid when due (taking into account the provisions of this Section 2.34).

          (c) All amounts paid by Buyer pursuant to Section 2.8(b) shall be applied to reduce the Extended Payment Obligations in the order in which they were incurred.

     13. Amendment to Section 2.36. Effective as of February 1, 1996, Section
2.36 of the Agreement is amended by inserting the following phrase immediately following the word "paid" in the introductory clause thereof: "for the period ending prior to February 1, 1996"

     14. Amendments to Section 3.2.
         --------------------------


- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

          (a) Section 3.2(a) and Section 3.2(c) of the Agreement are each amended by deleting the words "two-year period" and by replacing such words with the words "period ending on the Scheduled Termination Date".

          (b) Section 3.2(b) of the Agreement is amended by deleting the words "second anniversary of the Closing Date" and by replacing such words with the words "Scheduled Termination Date".

     15. Amendments to Section 5.2. The definitions of "Class C Event" and
         --------------------------
"Special Transition Period" contained in Section 5.2 of the Agreement are each amended by deleting the words "second anniversary of the Closing Date" and by replacing such words with the words "Scheduled Termination Date".

     16. Amendment to Section 5.6. Section 5.6(a)(iii) of the Agreement is
         -------------------------
hereby amended to read in its entirety as follows:

          (iii)  the Assumed Distribution Fee

     17. Amendment to Section 5.7. Section 5.7 of the Agreement is amended to
         -------------------------
read in its entirety as follows:

          If, on the last day of the Winding Down Period, Buyer shall have outstanding any unpaid claim (an "Unpaid Claim") for monetary damages pursuant to this Agreement, then, in addition to any other remedies under this Agreement, Buyer shall be entitled to an offset up to the amount of
     such Unpaid Claim, against the      [*]     that would otherwise be due on
     the last day of the Winding Down Period. If Seller's liability for the Unpaid Claim, or the amount of the Unpaid Claim, has not been resolved by agreement between Buyer and Seller or by a final, nonappealable order of a court with jurisdiction in the matter, the amount so offset shall be paid by Buyer into escrow as contemplated by Section 2.26.

In the last sentence of Section 2.26, the reference to "the Closing Date" shall be deemed to refer to "January 31, 1996."

     18. Amendments to Section 7.1. Section 7.1(a) of the Agreement is amended
         -------------------------
to read in its entirety as follows:

          (a) The Seller and the Buyer shall continue to negotiate in good faith to establish a timetable and procedures for the termination of the Logistics Services provided pursuant to Article II. Such negotiations shall include (i) discussions regarding the Seller's proposed maintenance of inventories solely at the Indianapolis DC from which all shipments to

- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

     Customers on Buyer's behalf hereunder would be made during the Winding Down Period (as defined below); and (ii) discussions regarding Buyer's purchase of inventory from Seller during the Winding Down Period.

     If the Seller and the Buyer shall be unable to agree upon such a timetable and procedures prior to June 30, 1996, the Distribution Period shall
     automatically be extended until the date that is     [*]     following the
     Scheduled Termination Date (such    [*]     period being referred to as the
     "Winding Down Period"). Anything contained in Section 1.1 and Article II to the contrary notwithstanding, the "Monthly Distribution Fee" payable for any month during the Winding Down Period shall be calculated by multiplying
     (i) the Applicable Revenue for such month by (ii) the percentage derived by
     dividing (A) the aggregate Monthly Distribution Fee payable for the    [*]
     period ending on the Scheduled Termination Date by (B) the aggregate
     Applicable Revenue for such    [*]    period. As shall be reasonably
     requested by Buyer, Seller shall provide Buyer with information necessary for Buyer and Seller to manage inventory prior to and during the Winding Down Period including but not limited to information pertaining to SKU's, on-hand inventory, orders, product availability and Buyer's daily run rate.

     Unless otherwise agreed to by Seller and Buyer, the volume of products sold by Seller to Buyer hereunder shall be reduced ratably in each month during the Winding Down Period to reduce the volume of products sold by Seller to Buyer hereunder to zero at the end of the Winding Down Period. Such reduction will be effected by reducing the number of Customers eligible to place orders for delivery pursuant to this Agreement in accordance with the further provisions of this Section 7.1(a). On or prior to the date two months prior to the Scheduled Termination Date (the "Reduction Designation Date"), Buyer will provide Seller with a list (the "Reduction List") of all Customers, designating for each Customer whether such Customer's
     eligibility to place orders will cease on the first day of the    [*]   of
     the Winding Down Period and the last day of the Winding Down Period (each a "Reduction Date"). Such designations shall be made so that on each
     Reduction Date Customers representing approximately     [*]    of the
     aggregate sales volume under this Agreement (based on the average of the
     monthly sales figures for the       [*]      period ending on the date
     [*]      prior to the Scheduled Termination Date) will cease to be eligible to place orders hereunder. If Buyer fails to deliver the Reduction List by the date seven days following the Reduction Designation Date ,

- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as
    amended
     then Seller may deliver a Reduction List to Buyer not later than the date 14 days following the Reduction Designation Date. Customers shall cease to be eligible to place orders in accordance with the Reduction List.

     Buyer further recognizes that Seller has an interest in reducing the inventory at its distribution centers in proportion to the reduction of Buyer's volume of products purchased during the Winding Down Period. Accordingly, Buyer and Seller have agreed that Buyer and Seller shall negotiate in good faith and reach agreement on a plan for the reduction of Seller's inventory. Unless otherwise agreed in connection with the agreement reached pursuant to the previous sentence, Buyer shall purchase from Seller on each Reduction Date an amount of inventory of each SKU equal to the product of (x) the Pro Rata Percentage times (y) the amount
                                                   -----
     (determined as of the date that is two Business Days prior to the Reduction
     Date) of Excess Inventory (as defined below) with respect to such SKU; provided, however, that Buyer shall have no obligation to purchase
     --------- --------
     inventory on any Reduction Date pursuant to this sentence to the extent that the aggregate purchase price for such inventory shall exceed [*] . If Buyer's share of Excess Inventory exceeds [*] then Buyer and Seller shall negotiate in good faith an allocation of those SKU's to be sold to Buyer pursuant to the previous sentence. If no agreement is reached, each of Buyer and Seller shall designate SKU's having an aggregate purchase price of [*] as those SKU's to be so sold.

     The purchase price for all inventories purchased by Buyer from Seller pursuant to the provisions of this Section 7.1(a) shall be paid by Buyer to Seller, on or prior to the date of shipment, in cash or on terms that are substantially equivalent to cash (such as, for example, by credit against an amount then due and payable in cash from Seller to Buyer). Such purchase price shall equal the sum of (i) [*] for such inventories reduced by an amount equal to such [*] multiplied by the Prime Rate (in effect on the date that is two Business Days prior to the payment date) plus [*] multiplied by a fraction the numerator of which shall equal 30 and the denominator of which shall equal 365, (ii) [*] for such inventories and
     (iii) [*] for such inventories. Seller shall arrange for the delivery of all inventories purchased pursuant to this Section 7.1(a) at Seller's cost to Buyer's warehouse in either the greater Chicago, Illinois area or the Hayward, California area, such warehouse to be designated by Buyer. Title and risk of loss with respect to all such inventories shall pass from Seller to Buyer, F.O.B. Seller's Indianapolis DC or Livermore

- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

     DC, as applicable. Seller shall transfer to Buyer the benefit of [*] with the purchase of inventory by Buyer pursuant to this Section 7.1 and to which Buyer would have otherwise be entitled if such purchase had been made during the Distribution Period even if received after the Distribution Period terminates.

     In addition to the foregoing, Buyer and Seller shall negotiate in good faith with vendors with whom outstanding orders for allocation to Buyer exist on the Scheduled Termination Date to transfer Buyer's orders associated with inventory on allocation to Buyer. In the event and to the extent that a vendor does not cooperate with the foregoing transfer request, Buyer shall have the option to purchase Buyer's proportionate share of allocable inventory received by Seller from such vendor during the Winding Down Period. For purposes of the preceding sentence, Buyer's proportionate share shall be determined in accordance with the allocation percentages for each vendor in effect on the Scheduled Termination Date as contemplated by Section 2.22(b). If Buyer has not exercised its option to purchase its proportionate share of any allocable inventory received by Seller within five Business Days of delivery by Seller to Buyer of notice of such receipt, then Seller shall be free to sell such allocable inventory.

     For the purposes of this Section 7.1(a), the following terms shall have the meanings set forth below:

          "Historical Run Rate" shall have the meaning set forth in
           -------------------
     Schedule 2.21.

          "Monthly Run Rate" means, for any SKU as of any date, the product of
           ----------------
     (x) twenty-one (i.e., the average number of working days in a month) times
                     ----                                                 -----
     (y) the Historical Run Rate for such SKU as of such date.

          "Buy-In Inventory" means: (i) any Status 1 and Status 2 SKUs (as
           ----------------
     defined in Schedule 2.3(a)) to the extent that the total number of that SKU received by Seller during a month in the Buy-In Period exceeds the Monthly Run Rate for the SKU as determined at the beginning of that month; or (ii) any SKU where a vendor promised Seller special terms and conditions if Seller purchased that SKU in a certain quantity unless Buyer agreed in writing to:

- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

     (A) the purchase of that SKU in that quantity under those terms; and (B) that the purchase is excepted from determination of the Buy-In Inventory calculation for that SKU.

          "Buy-In Period" means the period beginning two months before the
           -------------
     Scheduled Termination Date and ending on the last day of the Winding Down Period.

          "Buyer Run Rate" means, for any SKU, the product of (x) twenty-one
           --------------
     (i.e., the average number of working days in a month) times (y) the portion
      ----                                                 -----
     of the Historical Run Rate for such SKU as of the Scheduled Termination Date attributable to the Subject Business.

          "Excess Inventory" means, for any SKU as of any date, the lesser of
           ----------------
     (x) the excess, if any, of (1) the total amount of Seller's available inventory of such SKU (not including obsolete or discontinued product or Buy-In Inventory) minus (2) the Monthly Run Rate for such SKU as of such date or (y) an amount equal to three times the Monthly Run Rate for such SKU as of such date.

          "Inventory Need" means, for any SKU, an amount equal to  [*]
           --------------
     of the Buyer Run Rate for such SKU.

          "Pro Rata Percentage" means, for any SKU as of any date, the quotient
           -------------------
     obtained by dividing (x) the Inventory Need for such SKU by (y) the Monthly Run Rate for such SKU as of such date.

Anything contained herein to the contrary notwithstanding, the provisions of this Article VII shall not apply to any termination of the Distribution Period pursuant to Section 5.5 or Article VI.

     19. Amendments to Section 9.11.
         --------------------------

          (a) Section 9.11 of the Agreement is amended by replacing the words "second anniversary of the date hereof" with the words "Scheduled Termination Date".


- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

          (b) Section 9.11(b) of the Agreement is amended by terminating clauses
(A)(ii) and (iii) contained therein in their entirety and by replacing such clauses with the following: "(ii) [Intentionally Omitted]; (iii) [Intentionally Omitted]; and"

          (c) Section 9.11(b) of the Agreement is further amended by terminating clause (B)(ii) contained therein in its entirety and by replacing such clause with the following: "(ii) [Intentionally Omitted]; and"

          (d) Section 9.11(b) of the Agreement is further amended by adding to clause (B)(iii) contained therein the following: "; provided, however, that in any event such purchaser shall execute and deliver to Seller prior to the sale by Buyer a confidentiality agreement in form and substance satisfactory to Seller pursuant to which such purchaser shall agree with Seller that it shall not disclose any confidential information of Seller that has been accessible to and used by Buyer or that becomes accessible to or is used by such purchaser.

     20. Amendments to Article X. Article X of the Agreement is hereby
         ------------------------
terminated in its entirety and replaced with the following: "ARTICLE X [Intentionally Omitted.]".

     21. Amendment to Schedules.   The Agreement is amended by adding thereto as
         -----------------------
Schedule 1.1-2A the Schedule set forth on Annex A to this Amendment No. 13.
Schedule 2.21 to the Agreement is amended by replacing the words "second anniversary of the Closing Date" with the words "Scheduled Termination Date" wherever they appear in such Schedule 2.21. Each of Schedules 11.7(a)(ii) and 11.7(a)(iii) to the Agreement is hereby terminated in its entirety and replaced with the following: "[Intentionally Omitted.]".

     22. Payment of Excess Distribution Fee. On January 31, 1996, Seller shall pay to Buyer by wire transfer the amount equal to the difference between the [*] , as calculated in accordance with this Amendment No. 13 and the amount of the [*] actually paid by the Buyer for the period from April 1, 1995 through December 31, 1995, together with interest on the amount of such difference calculated at an annual rate equal to the Prime Rate plus [*] from the date on which the applicable Distribution Fee was paid.

     23. Amendment to Sublease.  Concurrently with the execution and
         ---------------------
delivery of this Amendment, Buyer and Seller are entering into an Extension of Sublease substantially in the form attached hereto as Annex B.

     24. Continued Effect of Agreement.  Except as amended hereby, the Agreement
         ------------------------------
shall remain in full force and effect in accordance with its terms and conditions. The extension to the Distribution and Services Period provided by this Amendment No.


- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

13 shall not obligate any party to the Agreement to agree to any further extension to such Period.

     25. Miscellaneous. This Amendment No. 13 (a) shall be governed by the laws
         --------------
of the State of California, (b) shall be binding upon and inure to the benefit of the Seller and the Buyer and their respective successors and permitted assigns, (c) shall not be amended or modified except by written instrument signed by the Seller and the Buyer and (d) represents the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written and oral agreements and understandings with respect thereto, including those portions of the Letter of Intent contemplating the amendments provided hereby.

     26. Counterparts. This Amendment No. 13 may be executed in counterpart by
         -------------
the parties hereto.


- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

     IN WITNESS WHEREOF, the parties have set their hands as of the date first written above.

                                        VANSTAR CORPORATION



                                        By:   /s/ Jeffrey S. Rubin
                                           ----------------------------------
                                           Name:  Jeffrey S. Rubin
                                           Title: Vice Chairman


                                        MERISEL FAB, INC.



                                        By:   /s/ Verilyn Smith
                                           ----------------------------------
                                           Name:  Verilyn Smith
                                           Title: President



- ----------------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.